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                                                                   Exhibit 10.35
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                         Amendment to Promissory Note

                  This Amendment to Promissory Note dated as of February 23, 2001 between McKesson HBOC, Inc., a Delaware corporation ("McKeeson"), and Horizon Pharmacies, Inc. ("Borrower").

                                    Recitals

                  Borrower is the maker of that certain $7,000,000 Promissory Note dated July 31, 1999 (as amended, the "Note") originally issued to Bank One, NA (main office Chicago) (successor by merger to Bank One, Texas, N.A.) ("Bank"). McKesson is the assignee of Bank with regard to the Note, the related Loan Agreement between Borrower and Bank dated July 31, 1999 and other related documents and agreement (as amended, the "Bank Loan Documents").

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

                  1. Acknowledgement of Assignment. Borrower agrees and
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acknowledges that McKesson is the assignee of all Bank's right, title and interest under the Bank Loan Documents and that all the Bank Loan Documents are in full force and effect and are valid, binding and enforceable against Borrower according to their terms. In consideration of the amendment in Section 2 hereof, Borrower waives any claims or defenses that it may have against McKesson or any other person or entity under the Bank Loan Documents. Borrower agrees that the outstanding principal amount under the Note is $6,999,694.45, that unpaid interest in the amount of $29,165.39 has accrued through February 23,2001, and that interest is accruing thereafter at the rate of interest stated in the Note.

                 2. Payment Terms. McKesson and Borrower agree that, in lieu of
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any fixed matuzity date for the Note, the Note shall be payable upon demand.
Interest shall continue to be payable as set forth in the Note.

                 3. Certain Arrangements. Borrower agrees and acknowledges that
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(a) any commitments to make additional loans under the Bank Loan Documents have been terminated; (b) Borrower will not assert against McKesson any claims that Borrower may have against Bank, whether in connection with the Bank Loan Documents or otherwise; (c) McKesson will at its option have the right, in McKesson's sole discretion, to pursue remedies either (i) under the Indemnification Agreement dated as of July 31, 1999 between McKesson and Borrower (the "Indemnification Agreement") and the Security Documents (as defined in the Credit Agreement referred to in the Indemnification Agreement) or
(ii) under the Bank Loan Documents, provided that McKesson shall not have the right to any duplicate recovery of amounts owing by Borrower; (d) the Tri-Party Agreement entered into among Borrower, McKesson and Bank as of July 31, 1999 shall be terminated; and (e) the execution and delivery by McKesson of this Amendment shall not be deemed to create a course of dealing or otherwise obligate McKesson to forebear or execute similar amendments under the same or similar circumstances in the future.

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                  4. Expenses. Borrower will on demand pay to McKesson the
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amount of any and all reasonable costs and expenses, including but not limited to the reasonable fees and disbursements of its counsel and of any experts or agents, which McKesson may incur in connection with (i) the negotiation, preparation and execution of this Amendment or other documents executed on or about the date hereof with respect to the Bank Loan Documents, (ii) the exercise or enforcement by McKesson of any of its rights or remedies hereunder, or (iii) any failure by Borrower to perform any of its obligations under the Bank Loan Documents or the Indemnification Agreement.

                  5. References. Each reference in the Note to "this Note",
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"hereunder", "hereof", "herein" or words of like import referring to the Note, and each reference in the Bank Loan Documents to the "Note", "thereunder", "thereof" or words of like import referring to the Note shall mean and be a reference to the Note, as amended hereby.

                  6. Governing Law. This Amendment shall be governed by and
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construed under the laws of the State of Texas applicable to contracts made and to be performed in the State of Texas. This Amendment shall be given a fair and reasonable construction in accordance with the intention of the parties and without regard to, or aid of, any provision of law which provides that an agreement shall be construed against the drafter thereof.

                  7. Miscellaneous. Neither this Amendment nor any provision
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hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Amendment shall be binding upon Borrower and its successors and assigns, and all persons claiming under or through Borrower or any such successor or assign, and shall inure to the benefit of and be enforceable by McKesson and its successors and assigns.

                  IN WITNESS WHEREOF, the parties have executed this Amendment to Promissory Note as of the day and year first above written.

                                                  HORIZON PHARMACIES, INC.

                                                  By  /s/ Michael F. Loy
                                                    ----------------------

                                                  McKESSON HBOC, INC.

                                                  By /s/ Alan Pearce
                                                     ---------------------

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                     ACKNOWLEDGMENT AND CONSENT OF GUARANTOR

            The undersigned in its capacity as a guarantor under that certain Guaranty dated as of July 2, 1998 made in favor of McKesson hereby (i) acknowledges and consents to the execution, delivery and performance by Borrower of the foregoing Amendment to Promissory Note (the "Amendment"), (ii) acknowledges that the undersigned's consent is being sought purely as a protective measure and understands that the terms of the Credit Agreement dated as of July 2, 1998 and related Loan Document may be amended without prior notice to or consent of the undersigned and without discharging or otherwise affecting the liability of the undersigned under the Guaranty, and (iii) reaffirms that it will continue to be bound by all of the provisions of the Guaranty and that such Guaranty will remain in full force and effect notwithstanding the execution and delivery by Borrower of the Amendment referred to above.


                                                   HORIZON HOME CARE, INC.
                                                   By:_________________________
                                                   Its:________________________

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